Return to Express SB-2A

Exhibit 10.4

Please read the following carefully: all on-line advertisers and agencies whose billing addresses as provided to Google are located outside of Europe, the Middle East and Africa (collectively,"EMEA"), and Asia Pacific, excluding Japan (as defined as "APAC"), are subject to the immediately following Google AdWords Program Standard Terms and Conditions (Google Inc.). All advertisers and agencies whose billing addresses as provided to Google are located in EMEA or APAC are subject to the Google AdWords Program Standard Terms and Conditions (Google Ireland Limited) immediately thereafter in which the contracting entity is Google Ireland Limited.

Google AdWords Program Standard Terms and Conditions (Google Inc.)

Introduction. This Agreement between You and Google Inc. (" Google ") consists of these AdWords Standard Terms and Conditions (" Terms and Conditions ") and the Google AdWords Program (the " Program ") Frequently Asked Questions (" FAQs "). " You " or " Advertiser " means any entity identified in an enrollment form submitted by the same or affiliated persons, and/or any agency acting on its (or their) behalf, which shall also be bound by the terms of this Agreement. If You are an agency, You also represent and warrant that (1) the advertiser on whose behalf You are acting has authorized You to enter into this Agreement and to assume the obligations under this Agreement on such advertiser's behalf and to represent such advertiser within the scope of this Agreement and the Program, and (2) such advertiser agrees to be bound by the terms of this agreement, including but not limited to paying Google for advertisements delivered pursuant to this Agreement. Please read very carefully these Terms and Conditions and the Program FAQs.

1.    Uses. You agree that your ads may be placed on (i) any Web site, application or other property owned or operated by Google (a " Google Property ") and (ii) any Web site, application or other property owned or operated by a third party (a " Partner ") upon which Google places AdWords ads pursuant to a contractual agreement (" Partner Property "), unless You opt out of the applicable syndication program(s) described in the FAQs. Google and/or any Partner may review, reject or remove any ad (including any Target (as defined below)) for any reason. In addition, ads may be modified to comply with policies related to any Google Property or any Partner Property, and (if applicable) where You have authorized Google to optimize campaign performance generally through the use of Google’s ad optimization services.

2.    Partner Properties. Even if your ad(s) are placed on Partner Property(ies), You agree to direct to Google, and not to any Partner, any communication regarding your ad(s) on any Partner Property. In addition, if You participate in any syndication program(s) by having your ads displayed on Partner Properties, the display of your ads on Partner Property(ies) will provide Partner(s) with access to the content of your ads, including the URL(s), and any contact or other information that can be obtained through such URL(s), as well as data regarding queries or clicks on directory categories.

3.    AdWords FAQs. You acknowledge and agree that in order for Google to (among other things) maintain the integrity and dynamic nature of the Program, your participation in the Program is subject to the FAQs, which are incorporated into these Terms and Conditions by reference and may be modified by Google at any time to reflect changes in how Google makes the Program generally commercially available.

4.    Conversion Tracking. If as part of the Program you opt to use Google’s conversion tracking feature as described in the conversion tracking FAQs, you are solely responsible for following all instructions to activate conversion tracking on your web page. Such activation will result in a visible conversion tracking image (in the form provided by Google), which must be made visible to your customers at all times. In order to ensure user awareness of such conversion tracking image, you agree not to hide, obscure, modify or reduce the image in any way. Failure to comply with the terms of this section may result in Google’s inability to provide the conversion tracking feature. You are solely responsible for all use of the conversion tracking feature.

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5.    Targets; Your Web Site(s). You are solely responsible for knowing the contents of the FAQs. You are solely responsible for all " Targets " (any keyword, negative keyword, category, and other targeting mechanism), and for the content of your ads, including URL links. Google is not responsible for anything related to your Web site(s).

6.    Prohibited Uses. Google strictly prohibits using any Google Property, any Partner Property, or any third-party technology: (i) to generate fraudulent impressions of or fraudulent clicks on Advertiser's ad(s) or third-party ad(s), including but not limited to using robots or other automated query tools and/or computer generated search requests, and/or the fraudulent use of other search engine optimization services and/or software; (ii) to advertise substances, services, products or materials that are illegal in any state or country where your ad is displayed; (iii) in any way that violates any policy posted on any Google Property, as revised from time to time; or (iv) to engage in any other illegal or fraudulent business practice under the laws of any state or country where your ad is displayed. You may not include links to any Web site(s) as part of your ad, unless the content found at such site(s) is relevant to your Target(s) and/or ad creative. You may not run multiple ads linking to the same or similar site on the same search results page. Violation of these policies may result in immediate termination of this Agreement without notice, and may subject you to state and federal penalties and other legal consequences.

7.    Termination; Cancellation. Unless otherwise agreed to in writing by the parties, You may cancel or delete any ad and/or terminate this Agreement with or without cause at any time by canceling or deleting all ads hereunder via your online account by changing the end dates of such ad(s) to your desired cancellation date or by deleting the ads You no longer wish to run; provided, however, that a cancelled ad may continue to run for up to 48 hours before such cancellation takes effect. Google may at any time terminate the Program, terminate this Agreement, or cancel any ad(s) or your use of any Target. Except as set forth in Section 6 above or unless Google has previously canceled or terminated your use of the Program (in which case subsequent notice by Google shall not be required), Google will notify You via email of any such termination or cancellation, which shall be effective immediately. Upon cancellation of any ad or termination or expiration of this Agreement for any reason, (i) You shall remain liable for any amount due for clicks already delivered and for clicks on any ad(s) through the date such cancellation or termination takes effect, and (ii) Sections 2 and 5 through 15 shall survive expiration or termination.

8.    Confidentiality. During the term of this Agreement and for a period of two years following the termination or expiration of this Agreement, each party agrees not to disclose Confidential Information of the other party to any third party without prior written consent except as provided herein. " Confidential Information " includes (i) ads (including Targets and URLs), prior to publication, (ii) except as provided in subsection (i) above, any other Program information or access to technology prior to public disclosure provided by Google to You and identified at the time of disclosure in writing as "Confidential." It does not include information that has become publicly known through no breach by a party, or has been (i) independently developed without access to the other party's Confidential Information; (ii) rightfully received from a third party; or (iii) required to be disclosed by law or by a governmental authority. Nothing in this Agreement shall prohibit or limit either party's use or disclosure of the U.S. Federal income tax treatment and U.S. Federal income tax structure of any transaction contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment or tax structure, except where confidentiality is necessary to comply with applicable federal or state securities laws.

9.    No Guarantee. Google makes no guarantee regarding the levels of impressions, clicks or conversions for any ad (including any Target) or group of ads or the timing of delivery of any impressions, clicks or conversions for any ad displayed on any Google Property or any Partner Property. Google may offer the same Target to more than one advertiser. You may not receive any impressions for your ad(s) if for a given Target there are more advertisers or ads than available display positions or if your ads do not meet applicable click-through thresholds.

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10.    No Warranty. GOOGLE MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WITH RESPECT TO ADVERTISING AND OTHER SERVICES, AND EXPRESSLY DISCLAIMS THE WARRANTIES OR CONDITIONS OF NONINFRINGEMENT, MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE.

11.    Limitation of Liability; Force Majeure. EXCEPT FOR ANY INDEMNIFICATION AND CONFIDENTIALITY OBLIGATIONS HEREUNDER, (i) IN NO EVENT SHALL EITHER PARTY BE LIABLE UNDER THIS AGREEMENT FOR ANY CONSEQUENTIAL, SPECIAL, INDIRECT, EXEMPLARY, OR PUNITIVE DAMAGES WHETHER IN CONTRACT, TORT OR ANY OTHER LEGAL THEORY, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY AND (ii) GOOGLE'S AGGREGATE LIABILITY TO ADVERTISER UNDER THIS AGREEMENT FOR ANY CLAIM IS LIMITED TO THE AMOUNT PAID TO GOOGLE BY ADVERTISER FOR THE AD GIVING RISE TO THE CLAIM. Each party acknowledges that the other party has entered into this Agreement relying on the limitations of liability stated herein and that those limitations are an essential basis of the bargain between the parties. Without limiting the foregoing and except for payment obligations, neither party shall have any liability for any failure or delay resulting from any condition beyond the reasonable control of such party, including but not limited to governmental action or acts of terrorism, earthquake or other acts of God, labor conditions, and power failures.

12.    Payment. You agree to pay all applicable charges under this Agreement, including any applicable taxes or charges imposed by any government entity, and that Google may change its minimum pricing at any time, as reflected in the FAQs. If You dispute any charge made under the Program, You must notify Google in writing within sixty (60) days of any such charge; failure to so notify Google shall result in the waiver by You of any claim relating to any such disputed charge. Charges shall be calculated solely based on invoicing records maintained by Google for purposes of billing. No other measurements or statistics of any kind shall be accepted by Google or have any effect under this Agreement.

13.    Representations and Warranties. You represent and warrant that (a) all of the information provided by You to Google to enroll in the Program is correct and current; (b) You hold all rights to permit Google and any Partner(s) to use, reproduce, display, transmit and distribute Your ad(s) (including all Targets) and all contents therein (" Use "); and (c) the following items will not violate (or encourage conduct that would violate) any applicable laws, regulations or third party rights in any state or country in which your ad is displayed: any Use by Google or any Partner(s), your Target(s), any Web site(s) linked to from your ad(s), and products or services offered on such Web site(s).

14.    Your Obligation to Indemnify. You agree to indemnify, defend and hold Google, its agents, affiliates, subsidiaries, directors, officers, employees, and applicable third parties (e.g., all relevant Partner(s), licensors, licensees, consultants and contractors) (" Indemnified Person(s) ") harmless from and against any third party claim, liability, loss, and expense (including damage awards, settlement amounts, and reasonable legal fees), brought against any Indemnified Person(s), arising out of your use of the Program, your Web site, and/or your breach of any term of this Agreement. You acknowledge and agree that each Partner, as defined herein, has the right to assert and enforce its rights under this Section directly on its own behalf as a third party beneficiary.

15.    Miscellaneous. You will be responsible for all reasonable expenses (including attorneys' fees) incurred by Google in collecting unpaid amounts under this Agreement. This Agreement shall be governed by the laws of California, except for its conflicts of laws principles. Any dispute or claim arising out of or in connection with this Agreement shall be adjudicated in Santa Clara County, California. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and any non-Google purchase order, invoice or other document relating to the subject matter hereof and any additional terms contained therein shall be null and void. Each party hereto is duly authorized to enter into this Agreement and perform its obligations hereunder. Any modifications to this Agreement must be made in a writing approved by the Google Legal Department and executed by both parties. Unless otherwise expressly set forth herein, any notices shall be sent to (a) in the case of Google: c/o Google Inc., Attn: AdWords Program, 2400 Bayshore Parkway, Mountain View, CA 94043, with a copy to the Google Legal Department; and (b) in the case of Advertiser, to the address then on record with Google for your account. Notice shall be given via (x) confirmed facsimile, with a copy sent via first class or air mail; or (y) overnight courier, and such notice shall be deemed given upon receipt. The waiver of any breach or default of this Agreement will not constitute a waiver of any subsequent breach or default. If any provision herein is held unenforceable, then such provision will be modified to reflect the parties' intention, and the remaining provisions of this Agreement will remain in full force and effect. Advertiser may not resell, assign, or transfer any of its rights hereunder. Any such attempt may result in termination of this Agreement, without liability to Google. The relationship(s) between Google and the "Partners" is not one of a legal partnership relationship, but is one of independent contractors. This Agreement shall be construed as if both parties jointly wrote it.
October 23, 2003

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Appendix 1 - "Edgar" Search Terms (January 1, 2004 to March 31, 2004)

Keyword	Search Term	Max. CPC	Clicks	Impr.	CTR	Avg. CPC	Cost	Avg. Pos
Search Total			2,358	130,397	1.80%	$0.07	$144.81	3
Content Total			57	109,353	0.00%	$0.08	$4.38	3.3
	10 k	$0.15	59	3,650	1.60%	$0.09	$5.14	3
	10 k wizard	$0.15	2	469	0.40%	$0.05	$0.10	2
	10 q	$0.15	19	2,400	0.70%	$0.11	$1.92	7.5
	10k	$0.15	72	6,411	1.10%	$0.07	$4.51	3.7
	10k sb	$0.15	0	0	-	-	-	-
	10k-sb	$0.15	0	23	0.00%	-	-	1.5
	10ks	$0.15	0	0	-	-	-	-
	10ksb	$0.15	7	44	15.90%	$0.05	$0.35	3.1
	10kwizard	$0.15	0	0	-	-	-	-
	10q	$0.15	119	7,448	1.50%	$0.06	$6.91	3.3
	10qsb	$0.15	2	367	0.50%	$0.05	$0.10	2.7
	6k	$0.15	0	0	-	-	-	-
	8q	$0.15	0	0	-	-	-	-
	agent edgar	$0.15	0	0	-	-	-	-
	agent edgar sec	$0.15	0	0	-	-	-	-
	corporate filing	$0.15	6	1,497	0.40%	$0.06	$0.35	5.4
	edgar	$0.10	4	1,119	0.30%	$0.05	$0.20	2.2
	edgar 10k	$0.15	12	274	4.30%	$0.05	$0.60	2.5
	edgar agent	$0.15	0	0	-	-	-	-
	edgar and sec	$0.15	3	311	0.90%	$0.05	$0.15	2.5
	edgar ascii	$0.15	0	34	0.00%	-	-	1.1
	edgar com	$0.10	423	6,873	6.10%	$0.06	$23.82	2.3
	edgar conversion	$0.15	11	525	2.00%	$0.10	$1.09	1.8
	edgar ease	$0.15	17	370	4.50%	$0.05	$0.85	1.1
	edgar expert	$0.15	0	21	0.00%	-	-	1.7
	edgar file	$0.15	0	0	-	-	-	-
	edgar file agent	$0.15	0	0	-	-	-	-
	edgar file sec	$0.15	0	0	-	-	-	-
	edgar filing	$0.15	24	1,104	2.10%	$0.12	$2.65	5.8
	edgar filing agent	$0.15	0	0	-	-	-	-
	edgar filing fee	$0.15	0	1	0.00%	-	-	8
	edgar filing rate	$0.15	0	0	-	-	-	-
	edgar filing service	$0.15	4	61	6.50%	$0.09	$0.34	5.1
	edgar filings	$0.15	31	1,509	2.00%	$0.06	$1.70	2.9
	edgar financial	$0.15	22	866	2.50%	$0.07	$1.53	2.8
	edgar form	$0.15	1	56	1.70%	$0.10	$0.10	1.2
	edgar forms	$0.15	0	36	0.00%	-	-	1.9
	edgar gov	$0.10	60	724	8.20%	$0.06	$3.12	2.1
	edgar government	$0.15	0	42	0.00%	-	-	1.3
	edgar html	$0.15	15	213	7.00%	$0.06	$0.84	1.9
	edgar industry	$0.15	0	13	0.00%	-	-	2.7
	edgar on line	$0.15	17	803	2.10%	$0.06	$0.86	2.1
	edgar rate	$0.15	0	3	0.00%	-	-	1.4
	edgar rate filing sec	$0.15	0	0	-	-	-	-
	edgar scan	$0.15	24	1,216	1.90%	$0.05	$1.20	2
	edgar search	$0.15	19	1,153	1.60%	$0.08	$1.34	2.4
	edgar sec	$0.15	9	1,089	0.80%	$0.06	$0.50	2.6
	edgar sec filing	$0.15	10	432	2.30%	$0.12	$1.12	4.1
	edgar sec filings	$0.15	5	495	1.00%	$0.05	$0.25	2.6
	edgar sec rate	$0.15	0	1	0.00%	-	-	1
	edgar securities	$0.15	3	73	4.10%	$0.05	$0.15	1.2
	edgar software	$0.15	28	597	4.60%	$0.09	$2.30	2.9
	edgar solution	$0.15	0	5	0.00%	-	-	1
	edgarfiling	$0.15	0	0	-	-	-	-
	edgarization	$0.15	10	105	9.50%	$0.06	$0.60	2
	edgarization ascii	$0.15	0	0	-	-	-	-
	edgarization html	$0.15	0	0	-	-	-	-
	edgarization sec	$0.15	0	2	0.00%	-	-	4
	edgarization software	$0.15	1	2	50.00%	$0.05	$0.05	4
	edgarizer	$0.15	1	15	6.60%	$0.05	$0.05	1.1
	edgarizer html	$0.15	1	13	7.60%	$0.05	$0.05	1.2
	edgarizer software	$0.15	0	0	-	-	-	-
	edgarizing	$0.15	12	239	5.00%	$0.06	$0.64	2.1
	edgarizing software	$0.15	0	55	0.00%	-	-	2.5
	edgarlink	$0.15	0	0	-	-	-	-
	edgaronline	$0.15	0	0	-	-	-	-
	edgarpro	$0.15	0	0	-	-	-	-
	edgarsec	$0.15	5	18	27.70%	$0.05	$0.25	1.5
	edgarsec com	$0.15	0	0	-	-	-	-
	electronic filing	$0.15	1	1,486	0.00%	$0.15	$0.15	12.3
	file edgar	$0.15	1	497	0.20%	$0.05	$0.05	2.2
	file live edgar	$0.15	0	0	-	-	-	-
	file sec edgar	$0.15	0	0	-	-	-	-
	filer	$0.15	0	0	-	-	-	-
	filing agent	$0.15	0	0	-	-	-	-
	filing edgar	$0.15	0	0	-	-	-	-
	filing sec edgar	$0.15	0	0	-	-	-	-
	filings	$0.15	15	2,613	0.50%	$0.08	$1.13	6.2
	form 4	$0.15	11	3,813	0.20%	$0.06	$0.61	4.6
	[form 4]	$0.15	2	561	0.30%	$0.10	$0.20	3.8
	form 5	$0.15	7	2,395	0.20%	$0.05	$0.35	3.4
	info sec	$0.15	0	257	0.00%	-	-	3.2
	investments	$0.15	0	0	-	-	-	-
	live edgar	$0.15	6	712	0.80%	$0.07	$0.40	2.2
	live edgar file	$0.15	0	0	-	-	-	-
	live file	$0.15	4	730	0.50%	$0.09	$0.35	2.1
	liveedgar	$0.15	1	46	2.10%	$0.05	$0.05	2
	online filing	$0.15	0	830	0.00%	-	-	20.8
	online SEC filing	$0.15	1	25	4.00%	$0.05	$0.05	5.2
	online sec filing	$0.15	0	0	-	-	-	-
	sb2	$0.15	22	2,556	0.80%	$0.07	$1.35	1.8
	sec 10k filing	$0.15	12	566	2.10%	$0.06	$0.65	2.3
	sec 4	$0.15	12	1,147	1.00%	$0.06	$0.63	2.3
	sec commission	$0.15	7	373	1.80%	$0.05	$0.35	1.4
	sec compliance	$0.15	3	864	0.30%	$0.06	$0.16	6.2
	sec disclosure	$0.15	0	251	0.00%	-	-	2.3
	sec document	$0.15	3	125	2.40%	$0.09	$0.27	2.8
	sec documents	$0.15	7	208	3.30%	$0.08	$0.51	1.8
	sec edgar	$0.15	1	1,021	0.00%	$0.05	$0.05	2.1
	sec edgar database	$0.15	1	276	0.30%	$0.05	$0.05	2.7
	sec edgar file	$0.15	1	4	25.00%	$0.05	$0.05	1.3
	"sec edgar online"	$0.15	0	0	-	-	-	-
	sec edgarize	$0.15	0	2	0.00%	-	-	6
	sec electronic filing	$0.15	0	15	0.00%	-	-	9.4
	sec fees	$0.15	1	376	0.20%	$0.05	$0.05	1.2
	sec file edgar	$0.15	0	0	-	-	-	-
	sec filing agent	$0.15	0	0	-	-	-	-
	sec fillings	$0.15	4	117	3.40%	$0.08	$0.31	2
	sec form 3	$0.15	3	314	0.90%	$0.06	$0.17	1.2
	sec form 4	$0.15	26	1,574	1.60%	$0.06	$1.41	1.7
	sec form 5	$0.15	1	255	0.30%	$0.05	$0.05	1.7
	sec gov edgar	$0.15	29	454	6.30%	$0.06	$1.62	2
	sec government	$0.10	219	9,229	2.30%	$0.08	$15.58	1.8
	sec government edgar	$0.15	0	8	0.00%	-	-	1
	sec investigation	$0.15	0	308	0.00%	-	-	2
	sec regulation	$0.15	3	965	0.30%	$0.05	$0.15	3.3
	sec report	$0.15	56	3,166	1.70%	$0.07	$3.42	2.1
	sec reporting	$0.15	15	1,470	1.00%	$0.11	$1.57	3.2
	sec reports	$0.15	33	2,231	1.40%	$0.07	$2.04	3.7
	sec requirement	$0.15	0	32	0.00%	-	-	1.7
	sec requirements	$0.15	1	99	1.00%	$0.05	$0.05	3.8
	sec rule 17a	$0.15	0	174	0.00%	-	-	4.8
	sec web site	$0.15	5	179	2.70%	$0.05	$0.25	1.4
	sec website	$0.15	15	1,189	1.20%	$0.07	$0.93	1.8
	securities and exchange commission	$0.15	0	0	-	-	-	-
	securities exchange commission	$0.15	6	1,154	0.50%	$0.06	$0.31	2
	test filing	$0.15	17	885	1.90%	$0.06	$0.93	2.2
	u.s sec edgar	$0.15	0	0	-	-	-	-
	u.s. sec	$0.15	75	4,576	1.60%	$0.06	$4.32	1.6
	u.s.a s.e.c edgar	$0.15	0	1	0.00%	-	-	1
	u.s.a. s.e.c.	$0.15	0	0	-	-	-	-
	united state securites exchange commission	$0.15	0	0	-	-	-	-
	united state securities and exchange commission	$0.15	0	3	0.00%	-	-	1.7
	united states securites exchange commission	$0.15	0	5	0.00%	-	-	1.2
	us sec	$0.15	0	0	-	-	-	-
	us sec edgar	$0.15	0	10	0.00%	-	-	1.2
	usa s.e.c edgar	$0.15	0	0	-	-	-	-
	usa s.e.c.	$0.15	0	0	-	-	-	-
	usa sec	$0.15	2	301	0.60%	$0.05	$0.10	1.8
	www edgar	$0.15	19	338	5.60%	$0.06	$1.05	1.6
	www edgarsec com	$0.15	2	13	15.30%	$0.05	$0.10	1.4
	www.edgarsec.com	$0.15	0	0	-	-	-	-

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